THIRD AMENDMENT TO SECURITY AGREEMENT


          THIS THIRD AMENDMENT TO SECURITY AGREEMENT ("Third Amendment") dated as of May 21, 1999, is made between The
Exploration Company of Louisiana, Inc. ("Grantor") and Construction Specialists, Inc. d/b/a Con-Spec, Inc. ("Lender"), who agree as follows:

                            Recitals

          WHEREAS, the Grantor and the Lender entered into that certain Security Agreement dated November 6, 1998, as amended by that certain First Amendment to Security Agreement dated January 15, 1999 (the "Security Agreement") in order to secure the full and punctual payment and performance of the indebtedness described therein (capitalized terms used but not defined herein shall have the meaning given to them in the Security Agreement); and

          WHEREAS, pursuant to Section 11 of the Security Agreement, the Lender agreed that in the event additional Units were sold or additional New Funds were provided to XCL Land by persons other than Lender and secured by partnership interests in the Partnership, Lender would immediately upon demand by XCL Land (one or more times, as appropriate) execute further amendments to the Security Agreement releasing a percentage of the Grantor's Partnership Interest sufficient to allocate the security interests in the partnership interest of the Partnership among the Unit holders or other providers of New Funds on a proportionate basis (provided that no reduction in such security interest need be made with respect to amounts of New Funds in excess of an aggregate of $6,200,000 principal outstanding); and

          WHEREAS, an additional $200,000 in New Funds has been provided to XCL Land thereby making the aggregate principal amount of New Funds outstanding equal to $2,700,000 with Lender having contributed $950,000 of such funds; and

          WHEREAS, XCL Land has requested that Lender execute this Third Amendment to release a portion of its security interest and amend the Security Agreement to reflect the Lender's revised security interest.

          NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          Section  1.  Partial  Release  of  Collateral.   Lender
hereby releases the following collateral:

          (1)  2.8%  of Grantor's now owned or hereafter acquired
               Partnership Interest in the Partnership;

          (2) 2.8% of any and all monies and other distributions (cash or property), allocations or payments made or to be made to Grantor pursuant to the Partnership Agreement or attributable to the Partnership Interest;

          (3) all General Intangibles related in any way to the collateral described in clauses 1 or 2 above;

          (4) all Proceeds and products of all or any of the collateral described in clauses 1-3 above.

          Section  2.  Amendments  to  Security  Agreement.   The
Security Agreement is hereby amended as follows:

          (a)     The reference to "38.0%" in Section 2(A)(1) and
2(A)(2) is hereby deleted and the phrase "35.2%" is substituted in its place.

          Section 3. Effect of Amendment. Except as expressly amended hereby and except as to the collateral released pursuant hereto, the Security Agreement shall remain in full force and effect.

          Section 4. Titles of Sections. All titles or headings to sections of this Third Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, such other content being controlling as to the agreement between the parties hereto.

          Section 5. Governing Law. This Third Amendment is a contract made under and shall be construed in accordance with and governed by the laws of the United States of America and the State of Louisiana.

          Section 6. Counterparts. This Third Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.
     IN WITNESS WHEREOF, the Grantor and the Lender have caused this Third Amendment to be duly executed as of the date first above written.

WITNESSES:                    GRANTOR:

                              THE EXPLORATION COMPANY
                              OF LOUISIANA, INC.


_________________________     By:________________________________
Name:____________________        Name:___________________________
        (Please Print)          Title:__________________________


_________________________
Name:____________________
        (Please Print)
                              LENDER:

                              CONSTRUCTION SPECIALISTS, INC.
                              d/b/a CON-SPEC, INC.


_________________________     By:________________________________
Name:____________________        Name:___________________________
       (Please Print)           Title:__________________________


_________________________
Name:____________________
        (Please Print)